UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2017

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Definitive Material Agreement.

Reference is made to Item 2.01 which is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 31, 2017 (the “Closing Date”), CVD MesoScribe Technologies Corporation, a New York corporation (“Buyer”) and newly formed and wholly-owned indirect subsidiary of CVD Equipment Corporation (the “Company”) and MesoScribe Technologies, Inc., a Delaware corporation (“Seller”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”). Pursuant to the Asset Purchase Agreement, among other things, Buyer acquired (the “Acquisition”) substantially all of the operating assets and business of the Seller (excluding cash, accounts receivable and other specified excluded assets), as more particularly described in the Asset Purchase Agreement.

Pursuant to the Asset Purchase Agreement, the purchase price for the assets acquired in the Acquisition was $800,000.00, of which $500,000 was paid on the Closing Date and $300,000 may be paid to Seller as additional contingent consideration based upon the achievement of certain revenue thresholds and other criteria set forth in the Asset Purchase Agreement with respect to each of the two (2) consecutive twelve (12) month measurement periods following the Closing Date.

The Asset Purchase Agreement contains usual and customary representations, warranties and covenants of the parties, as well as indemnification provisions.

8.01	Other Items.

On November 2, 2017, the Company issued a press release (the “Press Release”) announcing the Acquisition. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, the Company intends to file the financial information required by this paragraph (a) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date of this Current Report on Form 8-K as filed with the Securities and Exchange Commission.

(b)	Pro Forma Financial Information.

Pursuant to Item 9.01(b)(2) of Form 8-K, the Company intends to file the financial information required by this paragraph (b) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date of this Current Report on Form 8-K as filed with the Securities and Exchange Commission.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated as of October 31, 2017, between Buyer and Seller.[1]
99.1	Press Release, dated November 2, 2017, issued by the Company.

1 Schedules or similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or other attachment upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2017

CVD EQUIPMENT CORPORATION

By:	/s/ Leonard A. Rosenbaum
Name:	Leonard A. Rosenbaum
Title:	Chairman, President, and Chief Executive Officer